NOMURA PACIFIC BASIN FUND, INC.

                              (Graphic omitted)

                                                              November 23, 1998

To Our Shareholders:

     We present the Semi-Annual Report of the Nomura Pacific Basin Fund, Inc. (the "Fund") for the six months ended September 30, 1998.
     The Net Asset Value per Share ("NAV") of the Fund as of September 30, 1998 was $8.37.
     The NAV of the Fund decreased by 10.3% and 21.1% during the quarter and the six-months ended September 30, 1998, respectively, based on the changes in share prices. The total net assets of the Fund aggregated $9,724,223 and the total number of shares outstanding was 1,162,231 on September 30, 1998.
     The average annual return of the Fund for the one-year, five-year and ten-year periods ended September 30, 1998 and since inception (July 8, 1985) were minus 36.9%, minus 8.5%, 0.2% and 8.6%, respectively. Total return consists of changes in the NAV and the reinvestment of dividends and capital gains distributions. This performance information represents past performance, and investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the
original  cost.   Changes  in  currency  rates  have   influenced  the  Fund's
performance for certain of the specified periods. (Please refer to the Fund Highlights for additional performance data.)
     The United States dollar-based returns of the Pacific Basin, as measured by the Morgan Stanley Capital International Index ("MSCI") (an unmanaged index), for the three months and the six months ended September 30, 1998 were minus 13.6% and minus 21.2%, respectively. The Fund outperformed the MSCI Index by 3.3% in the quarter ended September 30, 1998. The outperformance was
attributable   to stock  selection  in all the  countries  except  Hong  Kong.
Results in Australia and Singapore were particularly noteworthy. The strategy in Australia was to increase the exposure to Telecommunications and other sectors that are all well positioned to resist deflationary pressure and overcome the negative impact from the global turmoil in financial markets. In
Singapore,  electronics  stocks demonstrated   a remarkable  recovery,  as the
industry's prospects improved following disastrous second quarter results.
     The Fund outperformed the MSCI Index by 0.1% for the six months ended September 30, 1998, which was again brought about by effective stock selection. The Fund's strategy proved to be successful during the period despite an extremely difficult environment, which culminated in a capital market collapse in Russia and unexpectedly severe losses at some of the world's largest and most respected financial institutions. The period was
marked by increased  volatility,  reflected in a wide divergence   between the
market performance of different countries.

     The foreign exchange rate of the Japanese yen ("Yen") at September 30, 1998 was 136.605 Yen to one U.S. dollar. The Yen appreciated by 1.2% and depreciated by 3.5% against the U.S. dollar for the quarter and six months ended September 30, 1998, respectively.
     The NAV of the Fund as of November 20, 1998 was $10.15.


The Portfolio

     The Fund's strategy has remained basically unchanged with the emphasis on an overweight position in Australia and underweight position in Japan. The exposure to Japan was decreased due to the resurgence of the domestic financial crisis and deterioration of economic conditions. The exposure to Malaysia was also decreased due to the implementation of stringent capital controls.


The Stock Market

     The Japanese stock market resumed its downward trend during the quarter ended September 30, 1998 due to the resurgence of the domestic financial system crisis and the deterioration in economic conditions, both in Japan and throughout the rest of the world. The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE"), decreased 15% over this period to set another post-bubble low. Investors were disappointed by the attitude of Japanese politicians, who displayed a lack of sense of crisis in their negotiations to effect measures to stabilize the financial system. Turmoil in financial markets globally, and initial signs of an economic slow down in the U.S. made conditions even worse as it appeared certain to depress Japanese exports. The Financial sector and the Export/High Technology sector were the worst performers during the period.
     Asian stock markets have remained generally weak, but began to stabilize toward the end of the quarter, resulting in a third quarter decline in the MCSI (ex. Japan index) of 7.6%. There were four important developments driving the Asian markets during this period.
     First, the continuing Asian economic turmoil has reverberated through other emerging economies, including Russia followed by Latin American countries, and it has since spread into developed economies such as Europe and the U.S. This contagion process has created a vicious circle, which has again left its mark on Asia. This process resulted in significant losses for many investment banks and large hedge funds.
     Second, Japan's stock market weakness, particularly, the unbroken decline in bank shares which mirrors the uncertainty surrounding the progress of the master plan to clean up the bad-debt stricken Banking sector, has weighed on all Asian markets.
     Third, the drastic turnaround in Hong Kong's long standing laissez faire tradition, which was demonstrated by the government's heavy stock market intervention in August, resulted in $13 billion being spent out of a total foreign currency reserve of $97 billion.
     Finally, the Malaysian government's decision to launch stringent capital controls starting September 1, 1998 came as a severe shock to the global investment community. Coupled with the arrest and reported maltreatment of Deputy Prime Minister, Anwar Ibrahim, investors have grown increasingly worried about the political and economic developments in Malaysia, and have been carefully monitoring the situation.
   This action by Malaysia and Hong Kong represents a new trend among those Asian nations that have been hit hard by the region's economic turmoil. Such a return to market regulation or intervention is seen as a response to what has been termed "violent speculation with short-term capital flows under the name of globalization."
   Capital controls and the new-found willingness to intervene represent a significant retreat from the prevailing free market ideology in global economies. Developing countries in Asia are closely monitoring events to see which economic model the International Monetary Fund ("IMF") will prescribe, free market or capital controls, in bringing about economic stability and revitalization. It seems that the world's seven major economic power nations ("G7") are considering that some sort of regulation needs to be introduced to alleviate the liquidity shortage caused by the economic contagion. Regardless of the outcome of the G7 deliberations, what counts is that the structural reforms be faithfully pursued by the developing nations, while they borrow time through interventionist measures, which may be seen as a last resort amid unprecedented difficulties.


The Investment Outlook and Strategy

Japan

     The TOPIX declined by 15.2% during the quarter ended September 30, 1998. Despite further deterioration in the real economy, concern over the viability of many Japanese financial institutions and a stock market decrease, politicians continued their debate over the most appropriate scheme to bail out The Long Term Credit Bank and to revitalize the financial system. Meanwhile, the Bank of Japan eased monetary policy by lowering the overnight call rate to 0.25% in mid-September to support the troubled banks.
     Faced with a global financial market crisis, and a shrinking domestic economy, the perception that the Japanese government is oblivious to the gravity of the situation forced foreign investors to aggressively liquidate Japanese equity positions in September.
     Nippon Leasing, a subsidiary of The Long Term Credit Bank of Japan, announced its application for bankruptcy protection on September 28, which led to a sharp decline in bank stocks, since loans to the company would now add to the burden of bad debts. Potential losses from the failure of the Long Term Capital Management ("LTCM") in the U.S., a highly leveraged hedge fund, were additional concerns to investors. In contrast to the broad market weakness, electrical power company stocks appreciated, as the dividend yield of 2.0% to 2.5% and the sector's minimal bankruptcy risk attracted investors.
     Unless the government can resolve the current impasse on the financial revitalization immediately, and implement a bail-out plan for the banks together with large-scale economic stimulus measures, then the stock market is likely to remain under downward pressure.


Australia

     The Australian stock market increased by 4.3% during September. In a rare display, the Resource sector outperformed industrial stocks by 8%. The Gold sector led the rally, increasing 42% as gold regained some of its lost status as a safe haven in times of crisis. The Banking sector underperformed the Resource sector by 11% with concerns over asset quality growing globally as the contagion spread from Asia to Latin America and the U.S. Federal Reserve orchestrated the rescue of LTCM.
     The domestic economy is slowing down, although personal consumption remains surprisingly resilient even though the housing cycle has turned down sharply. The ten-year government bonds rallied by 79 basis points as their U.S. counterparts rallied by 40 basis points. The Australian dollar rallied 3 cents against the U.S. dollar to 59.7 cents.
     In a close election result, the Coalition Government was returned to office with a reduced majority. The new government will now face a more hostile upper house with amendments to the tax package likely. The result may be benign for the stock market.
     Despite a relatively encouraging reporting season, market expectations for Fiscal Year 1999 earnings remain vulnerable. Top down analysis suggests that earnings growth of 4% to 5%, in contrast to the bottom-up analysis, which gives an expected growth earnings of 10%.
     The rally in the bond market and the decrease in equity prices have improved the valuation of the Australian stock market. The risk of valuation has been removed, but the Australian stock market is still vulnerable to external shocks resulting from lower global growth and earnings revisions in Europe and the U.S. Due to the proximity to Asia, earnings in Australia are well in advance of many international markets and this suggests limited downside risk.

Hong Kong

     Faced with a severe speculative attack on the Hong Kong dollar in late August and a subsequent increase in interest rates, the Hong Kong Monetary Authority ("HKMA") intervened decisively to support the stock market. The intervention raised the Hang Seng Index from 6,600 to 7,800. Stock market rules were also tightened to curb speculation. Although successful in its short-term aims, the cost of the intervention was high as the authority spent an estimated $13 billion or approximately 13% of its foreign currency reserves, while Hong Kong jeopardized its free-market reputation. Meanwhile, monetary measures introduced by the HKMA in September reinforced the government's will to protect the U.S. dollar peg system.
     Market characteristics changed during the third quarter as concern over growing bad debts hit the formerly resilient Financial sector. Especially noteworthy was that Hong Kong Shanghai Banking Corp. lost its relative immunity from the Southeast Asian crisis, and the Property sector remained sluggish.
     Indebted companies are struggling for cash flow amid chronically high interest rates; developers are selling properties at below cost, while even a robust company like Hong Kong Telecommunications, Ltd. announced a 10% company wide wage decrease. The three month average unemployment reached 5% and has yet to peak. A 17% decline in retail sales attests to the collapse in consumer confidence. While interest rates are decreasing due to the HKMA's monetary measures, the market is still sensitive to the global financial crisis and the lingering effect of high interest rates may depress the economy for at least two more quarters. Hong Kong's function as a financial window to attract foreign capital for Mainland China is fading with further deterioration of economic fundamentals coupled with the confidence crisis caused by the policy change.
     Real economic decline is unlikely to be reflected in the stock market while it is under the strict control of the HKMA. The abandonment of the U.S. dollar peg system is also unlikely. The Fund expects the stock market to stay within a narrow trading range until the pressure on the currency disappears.


Malaysia

     September 1998 will be remembered as one of the most dramatic months in Malaysia's recent history. The capital controls implemented on September 1, 1998 shocked the investment community, culminating in the arrest of Deputy Prime Minister, Anwar Ibrahim under the Internal Security Act. Aggressive monetary easing is being implemented to reflate the economy as swiftly as possible. Meanwhile, the stock market since the announcement of the capital controls has staged a strong rally, which was largely due to aggressive buying by the state-owned funds and local retail funds.
     The capital controls effectively barred the conversion of Malaysian ringgit proceeds from the sale of Malaysian securities into foreign currencies for a period of 12 months. However, Bank Negara has announced that dividends, interest, rentals, commissions and profits will be exempt. Non-resident trading on the Kuala Lumpur Commodities Exchange and the Kuala Lumpur Options and Financial Futures Exchange are also excluded.
     The three month intervention rate has been lowered to 8% and the Statutory Reserve Requirement ("SRR") deceased to 4% to inject liquidity into the system. Bank Negara has instructed all banks to expand their loans by at least 8% this year and to reinstate credit lines withdrawn. The maximum rate that banks can charge their best customers will now be capped at 2.5% above the Base Lending Rate ("BLR"), down from 4% above the BLR previously. Non-performing loans have also been reclassified from three to six months. Moody's Investors Service and Standard & Poors ("S&P") have both reduced Malaysia's long term foreign currency ratings to Baa3 and BBB-, respectively, just one notch above junk bond status.
     With capital controls in place for at least the next 12 months, Malaysia has become closed to foreign investors. However, given the aggressive loosening of monetary policy and the deliberate effort by the government to artificially prop up the stock market, the Kuala Lumpur Stock Exchange Composite Index is likely to increase, perhaps to the 500 to 600 level, over the next few months. The recommended strategy is to sell into strength, as the rally is unlikely to be sustainable in the longer term.


New Zealand

     The New Zealand stock market declined by 5.6% in September. Brierley Investments fell to a record low following the company's announcement of New Zealand's largest corporate loss following its decision to write down assets valued at $1.2 billion. Market sentiment was also undermined by the decision from S&P to downgrade their outlook for the New Zealand dollar, while rising political concerns also had a negative impact. New Zealand avoided an early election when a vote of no confidence in the Government failed.
     Interest rates decreased to their lowest point in four and half years as the ten year government bond decreased to 5.6% in response to the U.S. government bond rally. Meanwhile, the decline of 0.8% in the second quarter Gross Domestic Product ("GDP") confirmed that the recession in New Zealand was deeper than first expected. This has generated further earnings uncertainty, but in common with Australia, due to the proximity to Asia earnings revisions in New Zealand are well in advance of many international markets and this implies a relatively limited downside risk.
     Declining  bond yields and equity  prices have  enhanced  the  attractive
valuation   of  the  New  Zealand   stock   market;   however,   the  relative
attractiveness of the market; is due to the cyclical stocks. Telecommunications Corp. of New Zealand is benefiting from the decline in bond yields and the Telecommunications sector as a whole continues to grow faster than GDP.


Singapore

     The local  industrial  index rose by 9.7%  during  September  to close at
939.65, after reaching an intra-month low of 805 following Malaysia's introduction of capital controls. Uncertainty over the future of the Malaysian
over-the-counter   ("OTC") market caused some investors to liquidate their OTC holdings at steep discounts to the traded prices on the Kuala Lumpur Stock Exchange. Meanwhile, interim corporate results confirmed the sharp slowdown in domestic and external demand. Higher provisions squeezed profits at banks and property companies. The capital controls in Malaysia also undermine the quality of the Malaysian ringgit loan assets of Singapore's banks.
     Hints emerged that the National Wages Council was likely to recommend a decrease in employers' Central Provident Fund ("CPF") contribution; but the government stated that counter measures, including loan payment rescheduling, would ease the burden on those affected. The government is also examining other ways of reducing business operating costs.
     The Singapore dollar strengthened against the U.S. dollar to 1.686, driven partly by short coverings. Interbank rates have been softened sharply over the same period, to the relief of local corporations. Prime rates were decreased by 25 basis points. Bank margins should be preserved given the steeper decreases to deposit rates.
     Stronger  electronics  exports helped non-oil domestic exports to grow 5%
in August,    reversing a 2.3%  decline in July.  However,   retained  imports
continued to decline (down 26.8%), signaling that the current trend has further downside risk.
     Regional developments will continue to affect Singapore's economy and stock market. The Fund expects fiscal measures to support certain key sectors and ease unemployment pressures in the form of tax, rent and levy reductions. However, fears of a decrease in CPF rates will encourage precautionary savings, thereby accentuating the downturn in domestic demand. Balance sheets remain under pressure despite lower interbank rates, while trade will suffer amid escalating problems in Indonesia and Malaysia.


Investment Strategy

     The Fund's basic investment strategy for the coming months will be as follows:

1) Remain underweight in Japanese equities, while bracing for an increase in exposure on any significant market decline. The Fund's sector strategy will be to remain heavily underweight in the Financial sector, as it will take a long time before the bad debt problem is resolved and the banks return to profitability. Though the Fund is conscious of the risk posed by a significant U.S. economic slowdown, the Fund will maintain an overweight position in the Export/High Technology sector. The recent correction in this sector has made valuations attractive and the U.S. economy still looks better than Japan's domestic economy.

2)  Maintain the overweight position in Australia.

3) Maintain the neutral to overweight position in Singapore, given that the situation in Indonesia and Malaysia will remain extremely difficult. Singapore has gained relative importance as a surrogate vehicle for investment in the region despite its weakening economy

4) Maintain or reduce the overweight position in Hong Kong as the deterioration in the territory's economic fundamentals continues in the aftermath of the currency turmoil. Meanwhile, the Hong Kong government will remain adamant about its policy of "cracking down on speculators" to avoid a market collapse.

     As for the Malaysian equity exposure, the short-term rally in the stock market appears to have resulted from technical factors amid the chaos generated by the introduction of capital controls. Therefore, coupled with the continuing deterioration in economic fundamentals, the Fund intends to reduce the Malaysian exposure gradually as the capital controls will drive money away from Malaysia and exert a negative impact on the economy and stock market in the medium term. Nevertheless, as many aspects of the situation in Malaysia
remain  fluid,  particularly  with  regard  to    interpretation  of the new
policies, including security for settlement, etc., the Fund will have to wait for these intricacies to be clarified before the Fund can implement its investment policies. The Fund will continue to monitor the situation closely
     We appreciate your continuing support of your Fund.

                                      Sincerely,



                                      Haruo Sawada

                                      President




                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.

                        NOMURA PACIFIC BASIN FUND, INC.

                      FUND HIGHLIGHTS--SEPTEMBER 30, 1998

                                  (UNAUDITED)

KEY STATISTICS:
     Net Assets ................................................   $ 9,724,223
     Net Asset Value per Share .................................   $      8.37
     Average Annual Total Return*
         Year Ended 9/30/98 ....................................         (36.9%)
         Five Years Ended 9/30/98 ..............................          (8.5%)
         Ten Years Ended 9/30/98 ...............................           0.2%
         Since Inception (7/8/85 to 9/30/98) ...................           8.6%
     Cumulative Total Return'
         Five Years Ended 9/30/98 ..............................         (35.9%)
         Ten Years Ended 9/30/98 ...............................           2.0%
         Since Inception (7/8185 to 9/30/98) ...................         204.5%

______________
* Performance date quoted above represents past performance, and the investment return and principal value of an investment in the will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursamen performance would have been lower.

GEOGRAPHICAL ALLOCATION:


                                                                        % OF NOT ASSETS
                                                                 ----------------------------
                                                                                 CASH AND                           % OF
                                                                 EQUITIES    CASH EQUIVALENTS     TOTAL          MSCI INDEX+
                                                                 --------    ----------------     -----          ----------
       Japan ...............................................        44.6             -             44.6             77.9
       Australia ...........................................        24.4             -             24.4             10.3
       Hong Kong ...........................................        14.2             -             14.2              7.5
       Malaysia ............................................         1.9             -              1.9              1.3
       New Zealand .........................................         1.7             -              1.7              0.7
       Singapore ...........................................         4.7             -              4.7              2.3
       United States .......................................           -            8.2             8.2               -
                                                                    ----           ----           -----            -----
       Total Investments ...................................        91.5            8.2            99.7            100.0
       Other Assets in Excess of Other Liabilities, Net ....                                        0.3               -
                                                                                                  -----            -----
       Total ...............................................                                      100.0            100.0
                                                                                                  =====            =====

______________
+ Source: Morgan Stanley Capital International Index (an unmanaged index).

                        NOMURA PACIFIC BASIN FUND, INC.
                          FUND HIGHLIGHTS--(CONTINUED)
                               SEPTEMBER 30, 1998
                                  (UNAUDITED)

INDUSTRY DIVERSIFICATION:
                                                                    % OF
                                                                 NET ASSETS
                                                                 ----------
Japanese Securities
    Chemicals and Pharmaceuticals ...................................5.0
    Consumer Electronics and Parts ..................................4.1
    Electrical and Electronics ......................................3.6
    Miscellaneous Manufacturing .....................................3.1
    Telecommunications ..............................................3.1
    Motor Vehicles ..................................................3.1
    Construction ....................................................2.8
    Electrical Machinery ............................................2.7
    Banking and Insurance ...........................................2.4
    Precision Machinery .............................................2.3
    Commerce ........................................................2.2
    Information and Software ........................................1.6
    Wholesale .......................................................1.5
    Automotive Equipment and Parts ..................................1.2
    Iron and Steel ..................................................1.0
    Food and Beverage ...............................................0.9
    Retail ..........................................................0.9
    Textiles and Apparel ............................................0.8
    Securities ......................................................0.6
    Non-Ferrous Metals ..............................................0.5
    Transportation ..................................................0.4
    Services ........................................................0.3
    Shipbuilding ....................................................0.3
    Oil and Gas .....................................................0.2
 Australian Securities
    Banking .........................................................6.1
    Non-Ferrous Metals ..............................................4.3
    Financials ......................................................2.4
    Telecommunications ..............................................2.3
    Transportation ..................................................2.2
    Miscellaneous Manufacturing .....................................1.7
    Oil and Gas .....................................................1.7
    Food and Beverage ...............................................1.3
    Retail ..........................................................0.9
    Mining ..........................................................0.6
    Publishing and Printing .........................................0.6
    Building Materials ..............................................0.3
Hong Kong Securities
   Conglomerate .....................................................4.2
   Utilities ........................................................3.8
   Telecommunications ...............................................2.4
   Banking ..........................................................1.9
   Real Estate ......................................................1.9
Malaysian Securities
   Telecommunications ...............................................0.6
   Conglomerate .....................................................0.4
   Utilities ........................................................0.4
   Banking ..........................................................0.2
   Construction .....................................................0.2
   Gaming ...........................................................0.1
New Zealand Securities
   Telecommunications ...............................................1.2
   Forest Products and Paper ........................................0.3
   Building Materials ...............................................0.2
Singapore Securities
   Telecommunications ...............................................1.0
   Banking ..........................................................0.9
   Conglomerate .....................................................0.7
   Airlines .........................................................0.6
   Electrical and Electronics .......................................0.4
   Miscellaneous Manufacturing ......................................0.4
   Real Estate ......................................................0.4
   Publishing and Printing ..........................................0.3

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                            MARKET       % OF
SECURIIY                                                    VALUE     NET ASSETS
--------                                                   --------   ----------
National Australia Bank, Ltd . .........................   $449,710       4.6
Hutchison Whampoa, Ltd . ...............................    410,696       4.2
The Broken Hill Proprietary Co., Ltd....................    252,069       2.6
Hong Kong Telecommunications, Ltd ......................    231,836       2.4
Telstra Corporation, Ltd ...............................    221,278       2.3
Brambles Industries, Ltd ...............................    215,854       2.2
Hong Kong and China Gas Co., Ltd . .....................    202,628       2.1
Lend Lease Corp . ......................................    201,223       2.1
Rohm Company ...........................................    190,330       2.0
Hong Kong Shanghai Banking Corp .   ....................    183,254       1.9

                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                       SCHEDULE OF INVESTMENTS
                                                          SEPTEMBER 30, 1998
                                                             (UNAUDITED)


                                                                                                                    % OF
                                                                                                      MARKET         NET
                                                                     SHARES            COST           VALUE        ASSETS
                                                                     ------            ----           -----        ------
JAPANESE EQUITY SECURITIES

AUTOMOTIVE EQUIPMENT AND PARTS
Bridgestone Corp . ...........................................        6,000         $ 127,741       $ 120,786        1.2
                                                                                    ---------       ---------       ----
  Automobile tires

BANKING AND INSURANCE
The Bank of Tokyo-Mitsubishi, Ltd . .........................        16,450           358,234         105,368        1.1
  Commercial bank
The Dai-Ichi Kangyo Bank, Ltd . .............................        10,000            53,001         41,799         0.4
  City bank
The Sanwa Bank, Ltd . .......................................         7,000            62,115         36,638         0.4
  City bank
The Tokio Marine & Fire Insurance Co., Ltd . ................         6,000            72,635         53,585         0.5
                                                                                    ---------       ---------       ----
  Non-life insurance
Total Banking and Insurance .................................                          545,98         237,391        2.4
                                                                                    ---------       ---------       ----

CHEMICALS AND PHARMACEUTICALS
Mitsubishi Gas Chemical Co., Ltd . ..........................        51,000           154,721         114,615        1.2
  Basic chemicals
Nippon Soda Co., Ltd . ......................................        16,000           106,023         81,988         0.8
  Chemical products
Shin-Etsu Chemical Co., Ltd . ...............................         3,000            60,400         47,546         0.5
  Synthetic resins
Taisho Pharmaceutical Co., Ltd . ............................         5,000            95,510         105,047        1.1
  Over-the-counter drugs
Takeda Chemical Industries, Ltd .............................         5,000           111,742         133,597        1.4
                                                                                    ---------       ---------       ----
  Pharmaceuticals
Total Chemicals and Pharmaceuticals .........................                         528,396         482,793        5.0
                                                                                    ---------       ---------       ----

COMMERCE
Ito-Yokado Co., Ltd . .......................................         2,000           115,988         95,165         1.0
  Supermarkets
Mitsui & Co., Ltd . .........................................        11,000            95,696         45,255         0.5
  General trader
Sangetsu Co., Ltd . .........................................         6,000            97,958         68,738         0.7
                                                                                    ---------       ---------       ----
  Wall interiors and carpets
Total Commerce ..............................................                         309,643         209,15         2.2
                                                                                    ---------       ---------       ----

CONSTRUCTION
Obayashi Corporation ........................................        29,000           119,060         102,961        1.1
  General contractor
Toda Corp ...................................................        47,000           218,139         166,624        1.7
  General contractor
Yokogawa Bridge Corp . ......................................           200             2,739           496          0.0
                                                                                    ---------       ---------       ----
  Bridge construction
Total Construction ..........................................                         339,938         269,981        2.8
                                                                                    ---------       ---------       ----

                                            See notes to financial statements




                                                    NOMURA PACIFIC BASIN FUND, INC.
                                                 SCHEDULE OF INVESTMENTS--(Continued)
                                                         SEPTEMBER 30, 1998
                                                             (Unaudited)


                                                                                                                    % of
                                                                                                      Market         Net
                                                                     Shares            Cost           Value        Assets
                                                                     ------            ----           -----        ------


Consumer Electronics and Parts
Sony Corp ...................................................         1,600          $ 89,175       $ 111,153        1.2
  Consumer electronics
Taiyo Yuden Co., Ltd . ......................................        15,000           158,421         149,445        1.5
  Ceramic capacitors
TDK Corporation .............................................         2,000           102,747         136,159        1.4
                                                                                    ---------       ---------       ----
  Magnetic tapes
Total Consumer Electronics and Parts ........................                         350,343         396,757        4.1
                                                                                    ---------       ---------       ---

Electrical and Electronics
Advantest Corp . ............................................        .2,800           182,505         118,883        1.2
 Semiconductor testing equipment
Rohm Company ................................................         2,000           129,379         190,330        2.0
  Custom integrated circuits
Tokyo Electron, Ltd . .......................................         1,800            54,919          43,878        0.4
                                                                                    ---------       ---------       ----
  Electric wires and cables
Total Electrical and Electronics ............................                         366,803         353,091        3.6
                                                                                    ---------       ---------       ----

Electrical Machinery
Fujitsu Ltd .................................................        13,000           161,812         112,295        1.1
  Computers
Minebea Co., Ltd ............................................         7,000            75,228          56,931        0.6
  Miniature bearings
NEC Corporation .............................................        15,000           133,104          97,178        1.0
                                                                                    ---------       ---------       ----
  Computers, telecommunication devices, electric
    appliances and circuit boards
Total Electrical Machinery ..................................                         370,144         266,403        2.7
                                                                                    ---------       ---------       ----

Food and Beverage
Kikkoman Corp . .............................................        17,000            91,207           84,872       0.9
                                                                                    ---------       ---------       ----
  Soy sauce

Information and Software
Fuji Soft ABC, Inc . ........................................         4,500           151,050          154,826       1.6
                                                                                    ---------       ---------       ----
  Computer systems development

Iron and Steel
Nippon Steel Corp ...........................................        64,000           111,805           91,827       1.0
                                                                                    ---------       ---------       ----
  Steelmaker

Miscellaneous Manufacturing
Nihon Cement Co., Ltd . .....................................        12,000            25,638           20,204       0.2
  Cement
Onward Kashiyama Co., Ltd . .................................         6,000            88,371           73,658       0.8
  Ready-made suits
Shiseido Co., Ltd ...........................................         9,000           101,759           79,389       0.8
  Cosmetic and toiletry products
SMC Corporation .............................................         1,900           154,477          128,517       1.3
                                                                                    ---------       ---------       ----
  Pneumatic equipment
Total Miscellaneous Manufacturing ...........................                         370,244          301,768       3.1
                                                                                    ---------       ---------       ----

                                                  See notes to financial statements



                                                    NOMURA PACIFIC BASIN FUND, INC.
                                                 SCHEDULE OF INVESTMENTS--(Continued)
                                                         SEPTEMBER 30, 1998


                                                             (Unaudited)
                                                                                                                    % of
                                                                                                      Market         Net
                                                                     Shares            Cost           Value        Assets
                                                                     ------            ----           -----        ------


Motor Vehicles
Honda Motor Co., Ltd . ......................................         4,000         $ 119,152        $ 121,518       1.3
  Motorcycles, automobiles and power products
Toyota Motor Corp ...........................................         8,000           206,146         178,617        1.8
                                                                                    ---------       ---------       ----
  Automobiles
Total Motor Vehicles ........................................                         325,298         300,135        3.1
                                                                                    ---------       ---------       ----

Non-Ferrous Metals
Sumitomo Metal Mining Co., Ltd . ............................        15,000            99,305          47,326         0.5
                                                                                    ---------       ---------       ----
  Copper, gold, and nickel mining

Oil and Gas
Teikoku Oil Co., Ltd . ......................................         8,000            46,076          21,668         0.2
                                                                                    ---------       ---------       ----
  Oil and natural gas products

Precision Machinery
Amada Co., Ltd ..............................................        22,000           120,866         101,460        1.0
  Metal cutting, forming and pressing
Canon, Inc ..................................................         6,000            92,781          121,665        1.3
                                                                                    ---------       ---------       ----
  Visual image and information equipment
Total Precision Machinery ...................................                         213,647         223,125        2.3
                                                                                    ---------       ---------       ----

Retail
Circle K Japan Co., Ltd . ...................................         3,040            76,493          85,900         0.9
                                                                                    ---------       ---------       ----
  Convenience stores
Securities
  Nikko Securities Co., Ltd .................................        25,000            91,189          53,622        0.6
                                                                                    ---------       ---------       ----
Securities brokerage

Services
Dai Nippon Printing Co., Ltd . ..............................         2,000            44,817          25,651        0.3
                                                                                    ---------       ---------       ----
  Commercial and industrial printing

Shipbuilding
Mitsubishi Heavy Industries, Ltd ............................         9,000            64,237          30,768        0.3
                                                                                    ---------       ---------       ----
  Shipbuilding and heavy machinery

Telecommunications
Japan Telcom Co., Ltd .......................................            23           191,891         138,062        1.4
  Telecommunications
Nippon Telegraph and Telephone Corp .........................            23           195,304         167,529        1.7
                                                                                    ---------       ---------       ----
  Telecommunications
Total Telecommunications ....................................                         387,195         305,589        3.1
                                                                                    ---------       ---------       ----

Textiles and Apparel
Kuraray Co., Ltd ............................................         2,000            17,435          18,008         0.2
  Synthetic fibers
Naigai Clothes Co., Ltd . ...................................        11,000            62,564          63,936         0.6
                                                                                    ---------       ---------       ----
  Clothing
Total Textiles and Apparel ..................................                          79,999          81,944         0.8
                                                                                    ---------       ---------       ----

                                                 See notes to financial statements


                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                SCHEDULE OF INVESTMENTS--(Continued)
                                                         SEPTEMBER 30, 1998
                                                             (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                     Shares            Cost           Value        Assets
                                                                     ------            ----           -----        ------


Transportation
Yamato Transport Co., Ltd ...................................         4,000         $  46,967        $ 43,337        0.4
                                                                                    ---------       ---------       ----
  Parcel delivery service

Wholesale
ArcLand Sakamoto Co., Ltd ...................................        12,000            64,161          65,883        0.7
  Home appliances
Hakuto Co., Ltd .............................................         5,900            99,699          84,221        0.8
                                                                                    ---------       ---------       ----
  Electric parts
Total Wholesale .............................................                         163,859         150,104        1.5
                                                                                    ---------       ---------       ----
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES                                     5,302,381        4,338,822      44.6
                                                                                    ---------       ---------       ----

AUSTRALIAN EQUITY SECURITIES
Banking
Australia & New Zealand Banking Group, Ltd ..................        28,000           185,588         149,605        1.5
  International bank
National Australia Bank, Ltd ................................        37,223           352,723         449,710        4.6
                                                                                    ---------       ---------       ----
  Commercial bank
Total Banking ...............................................                         538,311         599,315        6.1
                                                                                    ---------       ---------       ----

Building Materials
Boral, Ltd ..................................................        23,971            67,248          33,379        0.3
                                                                                    ---------       ---------       ----
  Building materials

Financials
Colonial Limited ............................................        10,000            28,651          28,241        0.3
  Financial services
Lend Lease Corp .............: ..............................         9,433           148,232         201,223        2.1
                                                                                    ---------       ---------       ----
  Insurance and financial services
Total Financials ............................................                         176,884         229,464        2.4
                                                                                    ---------       ---------       ----

Food and Beverage
Fosters Brewing Group, Ltd ..................................        57,000           109,498          124,293       1.3
                                                                                    ---------       ---------       ----
  Beer

Mining
Pasminco, Ltd . .............................................        85,000           148,461          62,455        0.6
                                                                                    ---------       ---------       ----
  Zinc, lead and silver mining operations

Miscellaneous Manufacturing
Tabcorp Holdings, Ltd . .....................................        29,000           138,241        168,403         1.7
                                                                                    ---------       ---------       ----
  Computer software components and games

Non-Ferrous Metals
Santos, Ltd . ...............................................        30,000           117,297          83,016        0.9
  Oil and gas exploration and production
The Broken Hill Proprietary Co., Ltd ........................        35,215           502,778         252,069        2.6
  Minerals exploration and production
Western Mining Corp. Holdings, Ltd ..........................        25,941           158,830          78,040        0.8
                                                                                    ---------       ---------       ----
  Mineral and petroleum products
Total Non-Ferrous Metals ....................................                         778,905         413,126        4.3
                                                                                    ---------       ---------       ----

                                                  See notes to financial statements



                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                SCHEDULE OF INVESTMENTS--(Continued)
                                                         SEPTEMBER 30, 1998
                                                             (Unaudited)


                                                                                                                    % of
                                                                                                      Market         Net
                                                                     Shares            Cost           Value        Assets
                                                                     ------            ----           -----        ------


Oil and Gas
Australian Gas & Light Co., Ltd .............................        24,329         $ 137,114       $ 167,516        1.7
                                                                                    ---------       ---------       ----
  Distribution of natural gas and oil

Publishing and Printing
News Corporation, Ltd .......................................         8,000            54,184          51,576        0.6
                                                                                    ---------       ---------       ----
  International media

Retail
Coles Myer, Ltd .............................................        20,209            98,187          86,219         0.9
                                                                                    ---------       ---------       ----
  Operates diversified retail stores

Telecommunications
Telstra Corporation, Ltd . ..................................        79,000           196,617         221,278        2.3
                                                                                    ---------       ---------       ----
  Domestic and international telecommunications

Transportation
Brambles Industries, Ltd . ..................................        10,000           176,031          215,854      [2.2
                                                                                    ---------       ---------       ----
  Railroad car rentals
TOTAL INVESTMENTS IN AUSTRALIAN EQUITY SECURITIES                                   2,619,681       2,372,877       24.4
                                                                                    ---------       ---------       ----

HONG KONG EQUITY SECURITIES

Banking
Hong Kong Shanghai Banking Corp .............................        10,000           129,218         183,254        1.9
                                                                                    ---------       ---------       ----
  International bank

Conglomerate
Hutchison Whampoa, Ltd ......................................        78,000           405,746         410,696        4.2
                                                                                    ---------       ---------       ----
  Property and shipping related services

Real Estate
New World Development Co., Ltd ..............................        40,000           200,685          53,686        0.6
  Property development
Sun Hung Kai Properties, Ltd . ..............................        36,000           262,543         127,529        1.3
                                                                                    ---------       ---------       ----
  Property development
Total Real Estate ...........................................                         463,228         181,215        1.9
                                                                                    ---------       ---------       ----

Telecommunications
Hong Kong Telecommunications, Ltd . .........................       117,800           235,989         231,836        2.4
                                                                                    ---------       ---------       ----
  Telecommunications

Utilities
Hong Kong & China Gas Co., Ltd . ............................       165,000           240,202         202,289        2.1
Hong Kong & China Gas Co., Ltd. (warrants) ..................         7,500                 0             339        0.0
  Distribution of gas and gas appliances
Hong Kong Electric Holdings, Ltd ............................        50,000           167,490         171,962        1.7
                                                                                    ---------       ---------       ----
  Gererates and supplies electricity
Total Utilities .............................................                         407,692         374,590        3.8
                                                                                    ---------       ---------       ----

TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES.............                       1,641,874       1,381,591       14.2
                                                                                    ---------       ---------       ----

                                                  See notes to financial statements



                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                 SCHEDULE OF INVESTMENT--(Continued)
                                                         SEPTEMBER 30, 1998
                                                             (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                     Shares            Cost           Value        Assets
                                                                     ------            ----           -----        ------


MALAYSIAN EQUITY SECURITIES

Banking
Malayan Banking Berhad ......................................        42,000         $ 142,418        $ 34,758        0.2
                                                                                    ---------       ---------       ----
  Banking and financial services

Conglomerate
IOI Corporation Berhad ......................................        70,000            52,430          21,093         0.2
  Oil palm, rubber, and cocoa
Sime Darby Berhad ...........................................        10,000            23,946           5,390         0.0
  Manufacturing, trading, banking, property,
    and heavy equipment
UMW Holdings Berhad .........................................        45,000            76,422          18,143         0.2
                                                                                    ---------       ---------       ----
  Investment holding company
Total Conglomerate ..........................................                         152,798          44,626        0.4
                                                                                    ---------       ---------       ----

Construction
IJM Corporation Berhad ......................................        70,000            37,672          21,835        0.2
                                                                                    ---------       ---------       ----
  Cival engineering contracts

Gaming
Berjaya Sports Toto Berhad ..................................        11,000            30,560           7,003        0.1
                                                                                    ---------       ---------       ----
  Forecast games

Telecommunications
Telekom Malaysia Berhad .....................................        37,000           158,856          47,109        0.6
                                                                                    ---------       ---------       ----
  Telecommunications

Utilities
Tenaga Nasional Berhad ......................................        42,000           129,926          32,620        0.4
                                                                                    ---------       ---------       ----
  Power supplier
TOTAL INVESTMENTS IN MALAYSIAN EQUITY SECURITIES                                      652,230         187,951        1.9
                                                                                    ---------       ---------       ----


NEW ZEALAND EQUITY SECURITIES

Building Materials
Fletcher Challenge Building .................................       20,000             57,554          19,217        0.2
                                                                                    ---------       ---------       ----
  Building materials
Forest Products and Paper
Carter Holt Harvey ..........................................       46,000             86,092          30,387        0.3
                                                                                    ---------       ---------       ----
  Paper and wood products

Telecommunications
Telecommunications Corp. of New Zealand .....................       29,000             82,546         111,025        1.2
                                                                                    ---------       ---------       ----
  Telecommunications
TOTAL INVESTMENTS IN NEW ZEALAND EQUITYY SECURITIES                                   226,192         160,629        1.7
                                                                                    ---------       ---------       ----

                                                 See notes to financial statements



                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                SCHEDULE OF INVESTMENTS--(Continued)
                                                         SEPTEMBER 30, 1998
                                                             (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                     Shares            Cost           Value        Assets
                                                                     ------            ----           -----        ------


SINGAPORE EQUITY SECURITIES

Airlines
Singapore Airlines ..........................................       10,000       $     88,490     $    54,799        0.6
                                                                                 ------------     -----------       ----
  International airline

Banking
Development Bank Singapore, Ltd .............................       20,600            152,789          82,986        0.9
                                                                                 ------------     -----------       ----
  International bank

Conglomerate
Keppel Corp., Ltd ...........................................       24,750             90,400          29,178        0.3
  Shipyards, properties, financial services and engineering
Singapore Technologies Industrial Corp., Ltd . ..............       40,000             69,134          39,100        0.4
                                                                                 ------------     -----------       ----
  Construction, information technology, logistics,
    management, and leisure activities
Total Conglomerate ..........................................                         159,534          68,278        0.7
                                                                                 ------------     -----------       ----

Electrical and Electronics
Elec & Eltek International Co., Ltd . .......................        8,000             50,217          39,680        0.4
                                                                                 ------------     -----------       ----
  Printed circuit boards

Miscellaneous Manufacturing
Venture Manufacturing (Singapore) Ltd . .....................       12,000             45,949          36,967        0.4
                                                                                 ------------     -----------       ----
  Contract manufacturing for electronics companies

Publishing and Printing
Singapore Press Holdings, Ltd ...............................        4,000             46,154          33,175        0.3
                                                                                 ------------     -----------       ----
  Newspapers and magazines

Real Estate
City Development, Ltd . .....................................        7,000             64,313          15,344        0.2
  Property development
DBS Land, Ltd ...............................................       30,000             53,102          20,793        0.2
                                                                                 ------------     -----------       ----
  Property investment and development
Total Real Estate ...........................................                         117,415          36,137        0.4
                                                                                 ------------     -----------       ----

Telecommunications
Singapore Telecommunications, Ltd ...........................       60,000            103,051         100,237        1.0
                                                                                 ------------     -----------       ----
  Basic telecommunications and postal services
TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES                                      763,599         452,260        4.7
                                                                                 ------------     -----------       ----
TOTAL INVESTMENTS IN EQUITY SECURITIES .....................                     $ 11,205,957     $ 8,894,130       91.5
                                                                                 ------------     -----------       ----

                                                 See notes to financial statements



                                                   NOMURA PACIFIC BASIN FUND, INC.
                                                SCHEDULE OF INVESTMENTS--(Continued)
                                                         SEPTEMBER 30, 1998
                                                             (Unaudited)


                                                                                                                  % of
                                                                    Principal                       Market         Net
                                                                     Amount           Cost          Value        Assets
                                                                    ---------         ----          -----        ------


NVESTMENTS IN FOREIGN CURRENCIES

Hong Kong Dollar
Standard Chartered Bank,Hong Kong non-interest
  bearing call account .....................................            HKD 7       $      1        $     1        0.0

Japanese Yen
The Fuji Bank Limited, Tokyo 0.25%-interest
  bearing call account .....................................        JPY43,231            320            316        0.0
Malaysian Ringgit
Satndard Chartered Bank Malaysia Berhad, Kuala Lumpur,
  non-interest bearing call account ........................        MYR 2,520            599            535        0.0
                                                                                ------------    -----------     ------
TOTAL INVESTMENTS IN FOREIGN CURRENCIES ....................                             920            852        0.0
                                                                                ------------    -----------     ------

INVESTMENTS IN SHORT-TERM SECURITIES
State Street Bank and Trust Company, interest bearing
  call account 5.25% due 10/l/98 ...........................          804,221        804,221        804,221        8.2
                                                                                ------------    -----------     ------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES .................                         804,221        804,221        8.2
                                                                                ------------    -----------     ------
TOTAL INVESTMENTS ..........................................                      12,011,098      9,699,203       99.7
OTHER ASSETS LESS LIABILITIES, NET .........................                          24,776         25,020        0.3
                                                                                ------------    -----------     ------
NET ASSETS .................................................                    $ 12,035,874    $ 9,724,223      100.0
                                                                                ============    ===========     ======


Portfolio securities and foreign currency holdings were translated at the following exchange rates as of September 30, 1998.

          Australian Dollar        AUD.                          1.688=$1.00
          Hong Kong Dollar         HKD.                           7.75=$1.00
          Japanese Yen             JPY.                        136.605=$1.00
          Malaysian Ringgit        MYR.                          4.713=$1.00
          New Zealand Dollar       NZD.                          1.998=$1.00
          Singapore Dollar         SGD.                          1.688=$1.00

                      See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                SEPTEMBER 30,1998
                                   (Unaudited)

ASSETS:
     Investments in securities, at market value (cost-$11,205,957) ....................................      $8,894,130
     Investments in short-term securities, at market value (cost-$804,221) ............................         804,221
     Investments in foreign currency, at market value (cost-$920) .....................................             852
     Receivable for investments sold...................................................................          43,235
     Receivable for capital stock sold ................................................................          15,000
     Receivable for dividends and interest, net of withholding taxes ..................................          36,375
     Receivable for expense reinvestment ..............................................................          26,622
     Prepaid expenses .................................................................................           9,973
                                                                                                             ----------
          Total Assets ................................................................................       9,830,408
                                                                                                             ----------

LIABILITIES:
     Payable for capital stock redeemed ...............................................................           6,013
     Other accrued expenses ...........................................................................         100,172
                                                                                                             ----------
          Total Liabilities ...........................................................................         106,185
                                                                                                             ----------
NET ASSETS:
     Capital stock (par value of 1, 162,231 shares of capital stock outstanding, authorized
       200,000,000, par value $0.10 each) .............................................................         116,223
     Paid-in capital ..................................................................................      16,772,583
     Accumulated net realized loss on investments and foreign currency transactions ...................      (4,738,715)
     Unrealized net depreciation on investments and foreign exchange ..................................      (2,311,655)
     Accumulated net investment loss ..................................................................        (114,213)
                                                                                                             ----------
          Net Assets ..................................................................................      $9,724,223
                                                                                                             ==========
     Net asset value, redemption price and offering price per share ...................................      $     8.37
                                                                                                             ==========

                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30,1998
                                   (UNAUDITED)

INCOME:
Dividend income (less $6,918 withholding taxes) ................................            $106,178
Interest income ................................................................              20,522
                                                                                        ------------
     Total Income ..............................................................                                $ 126,700

EXPENSES:
Management fee .................................................................              44,620
Custodian fee ..................................................................              40,077
Legal fees .....................................................................              30,012
Auditing and tax reporting fees ................................................              27,816
Shareholder reports ............................................................              25,071
Transfer agency fees ...........................................................              25,071
Directors'fees and expenses ....................................................              20,092
Registration fees ..............................................................               7,503
Insurance ......................................................................               3,147
Miscellaneous ..................................................................               2,745
                                                                                        ------------
     Total Expenses ............................................................             226,154
     Expense Reinbursement .....................................................             (71,242)
                                                                                        ------------
     Net Expenses ..............................................................                                  154,912
                                                                                                              ------------
INVESTMENT INCOME (LOSS)-NET ...................................................                                 ($28,212)
                                                                                                              ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments................................................                                 (479,501)
Net realized loss on foreign exchange .........................................                                  (763,673)
                                                                                                              ------------
Net realized loss on investments and foreign exchange ..........................                               (1,243,174)
                                                                                                              ------------
Change in net unrealized appreciation (depreciation)
  on translation of investments, foreign currencies,
  other assets and liabilities denominated in foreign currencies................                                  189,607
Change in net unrealized depreciation on investments ...........................                               (1,623,200)
                                                                                                              ------------
Net realized and unrealized gain (loss) on investments and foreign
  exchange transactions.........................................................                               (2,676,767)
                                                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                              ($2,704,979)
                                                                                                              ============

                        See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     For the Six
                                                                                     Months Ended           For the Year
                                                                                  September 30,1998             Ended
                                                                                     (Unaudited)            March 31,1998
                                                                                  -----------------         -------------
FROM INVESTMENT ACTIVITIES:
     Net investment loss .......................................................       $ (28,212)             $ (101,642)
     Net realized loss on investments ..........................................        (479,501)             (1,189,233)
     Net realized loss on foreign currencies ...................................        (763,673)             (1,479,215)
     Change in unrealized appreciation (depreciation) on investments
          and foreign currency .................................................      (1,433,593)             (1,691,156)
                                                                                  -----------------         -------------
     Decrease in net assets derived from investment activities .................      (2,704,979)             (4,461,246)
                                                                                  -----------------         -------------


FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from continuous offering .........................................          63,644               1,592,510
     Net asset value of shares issued to shareholders on reinvestment
          of dividends and distributions .......................................             --                   76,483
     Cost of shares redeemed ...................................................      (1,370,191)             (5,499,073)
                                                                                  -----------------         -------------
     Decrease in net assets derived from capital share transactions ............      (1,306,547)             (3,830,080)
                                                                                  -----------------         -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income .....................................................             --                  (57,437)
     Realized gains on investments and foreign currencies ......................             --                  (43,078)
                                                                                  -----------------         -------------
     Decrease in net assets derived from distributions to shareholders .........             --                 (100,515)
                                                                                  -----------------         -------------
     Net decrease in net assets ................................................      (4,011,526)             (8,391,841)


NET ASSETS:
     Beginning of period .......................................................      13,735,749             22,127,590
                                                                                  -----------------         -------------
     End of period (including accumulated net investment losses of
          $114,213 and $86,001, respectively) ..................................     $ 9,724,223             13,735,749
                                                                                  =================         =============

SHARE ACTIVITY:
     Shares offered on continuous offering .....................................           6,809                117,523
     Shares issued to shareholders on reinvestment of net investment
          income and realized gain on investments ..............................             --                   7,155
     Shares redeemed during the period .........................................        (138,784)               (438,381)
                                                                                  -----------------         -------------
     Net shares redeemed during the period .....................................        (131,975)               (313,703)
     Shares outstanding at beginning of period .................................       1,294,206               1,607,909
                                                                                  -----------------         -------------
     Shares outstanding at end of period .......................................       1,162,231               1,294,206
                                                                                  =================         =============


                       See notes to financial statements

                         NOMURA PACIFIC BASIN FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Nomura Pacific Basin Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified,open-end management investment company. The Fund was incorporated in Maryland on March 14, 1985 and investment operations commenced on July 8, 1985. The following is a summary of significant accounting policies followed by the Fund.
     (a) Valuation of Securities-Investments traded on the stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
     (b) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.
     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at September 30, 1998 on investments and other . assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.
     (c) Security Transactions, Investment Income, Distributions to Shareholders-Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.
    Dividends from net investment income and distributions from net realized gains, if any, are paid at least annually.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment in come or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income.
     (d) Capital Account Reclassification-For the year ended March 31, 1998, the Fund paid-in capital was decreased by $63,935 with a increase to accumulated net realized loss of $170,592 and an offsetting increase in accumulated net investment income of $234,527. This adjustment was primarily the result of the reclassification of net foreign currency gains and gains from the sale of in vestments in passive foreign investment companies.
     (e) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under the applicable foreign tax laws, a withholding tax

                         NOMURA PACIFIC BASIN FUND, INC.

may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are reflected as a reduction of the related income or realized gain.
     (f) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2.   MANAGEMENT AGREEMENT AND TRANS- ACTIONS WITH AFFILIATED PERSONS
     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company Nomura Asset Management Co., Ltd. ("NAM") and Nomura Asset Management Singapore Limited- ("NAM Singapore") to act as investment advisers for the Fund and Nomura Securities International, Inc. ("NSI") to provide administrative services to the Fund.
     As  compensation  for its  services  to the Fund,  the  Manager  receives a monthly fee computed daily, at the annual rate of .75 of 1% of the Fund's average daily net assets. For services performed, NAM, NAM-Singapore and NSI receive a monthly fee from the Manager at the annual rates of .26125 of 1%,
 .0275 of 1% and .10 of 1%, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund accrued fees to the Manager of $44,620 for the six months ended September 30, 1998 (see voluntary expense reimbursement arrangement as described below). For the six months ended September 30, 1998, the Manager informed the Fund that no payments were made to
NAM,   NAM-Singapore  and  NSI,  due  to  the  voluntary  expense  reimbursement arrangement. At September 30, 1998, the fee payable to the Manager, by the Fund, was $0.
     The Manager has agreed, for an indefinite period, to reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses, (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. Under the voluntary reimbursement arrangement, the Fund has recorded expense reimbursement of $71,242 for the six months ended September 30, 1998. Although the Manager has no present intention to do so, this voluntary reimbursement arrangement may be terminated at any time. Certain officers and/or directors of the Fund are officers and/or directors of the Manager and/or NSI. The Nomura Securities Co., Ltd., parent of NSI and the Manager's indirect parent, earned $1,239 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1998. The Fund pays fees to each Director not affiliated with the Manager and/or NSI an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $20,092 for the six months ended September 30, 1998.

3.   PURCHASES AND SALES OF INVESTMENTS
     Purchases and sales of investments for the six months ended September 30, 1998, exclusive of investments in foreign currencies and short term securities, were $2,392,477 and $3,096,488 respectively.
     As of September 30, 1998, net unrealized depreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $2,311,827 of which $577,928 related to appreciated securities and $2,889,755 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at September 30, 1998 for Federal income tax purposes was $11,205,957. The Fund has a capital loss carryforward as of March 31, 1998 of $1,097,538 which expires March 31, 2006.
     Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $1,585,700 and currency losses of $0 to the taxable year ending March 31, 1999.

                         NOMURA PACIFIC BASIN FUND, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                           FOR THE
                                         SIX MONTHS
                                            ENDED
                                        SEPTEMBER 30,                     FOR THE YEAR ENDED MARCH 31
                                             1998    -------------------------------------------------------------------------------
                                         (UNAUDITED)  1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
                                        ------------ ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
Net asset value, beginning of period:..    $10.61    $13.76  $16.52  $15.07  $18.07  $14.33  $12.49  $15.19  $15.36  $19.15  $20.59
Income from investment operations:
  Net Investment income (loss) ........     (0.02)+   (0.07)+ (0.14)+ (0.04)+ (0.01)+ (0.01)+    --+     --+   0.04    0.08    0.03
  Net realized and unrealized gain (loss)
   on invesbmnts and foreign currencies     (2.22)+   (3.01)+ (0.87)+  2.07+  (0.74)+  4.03t   1.87t  (1.84)+  2.53    0.20   (0.21)
                                           ------    ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
  Total from investment operations ....     (2.24)+   (3.08)+ (1.01)+  2.03+  (0.75)+  4.02t   1.87t  (1.84)+  2.57    0.28   (0.18)

Distributions to shareholders from:
  Net investment income ...............        --     (0.04)  (0.28)     --      --   (0.05)  (0.02)  (0.01)  (0.04)  (0.10)  (0.05)
  Net realized capital gains ..........        --     (0.03)  (1.47)  (0.58)  (2.25)  (0.21)  (0.01)  (0.85)  (2.70)  (3.97)  (1.21)
  In excess of net investment income...        --        --      --      --      --   (0.02)     --      --      --      --      --
                                           ------    ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
 Total distributions ..................        --     (0.07)  (1.75)  (0.58)  (2.25)  (0.28)  (0.03)  (0.86)  (2.74)  (4.07)  (1.26)
                                           ------    ------  ------  ------  ------  ------  ------  ------  ------  ------  -------
 Net asset value, end of period .......     $8.37    $10.61  $13.76  $16.52  $15.07  $18.07  $14.33  $12.49  $15.19  $15.36  $19.15
                                           ======    ======  ======  ======  ======  ======  ======  ======  ======  ======  =======
 Total investment return ..............    (21.1%)   (22.4%)  (6.9%)  13.7%   (4.2%)  28.2%   15.0%  (12.9%)  17.4%   (1.7%)  (0.9%)


Ratio to average net assets/supplemental data:
  Net assets, end of period (000) .....    $9,724   $13,736 $22,128 $34,022 $42,684 $55,060 $46,095 $43,203 $54,274 $53,933 $73,169
  Operating expenses net of
   reimbursement ......................    2.47%*     2.49%   2.21%   1.78%   1.38%   1.39%   1.51%   1.46%   1.42%   1.32%   1.25%
  Total expenses ......................    3.60%*     2.91%   2.21%   1.78%   1.38%   1.39%   1.51%   1.46%   1.42%   1.32%   1.25%
  Net investment income ...............  (1.14%)*    (0.55%) (0.87%) (0.28%) (0.07%) (0.10%)  0.01%   0.00%   0.28%   0.40%   0.07%
  Portfolio turnover ..................       23%       45%     62%     45%     49%     76%     55%     41%     76%      46%    37%
 Average commissions per share paid on
   equity transactions** ..............   $0.0232   $0.0265 $0.0146      --      --      --      --      --      --      --      --

_____________
+Based on average shares outstanding.
*Annualized
**For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commission is charged.

BOARD OF DIRECTORS                             _________________________________
William G. Barker Jr.                          _________________________________
George H. Chittenden
Haruo Sawada
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Haruo Sawada, President
Mitsutoyo Kohno, Vice President
John F. Wallace, Vice President                             NOMURA
John J. Boretti, Secretary and Treasurer
Terence R Brennan, Assistant Secretary and              Pacific Basin
                   Assistant Treasurer
                                                          Fund, Inc.
MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden lane
New York, New York 10038-4936
INTERNET ADDRESS
www.nomura-asset.com

INVESTMENT ADVISERS
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909

DISTRIBUTOR
Nomura Securities International, Inc.                 SEMI-ANNUAL REPORT
2-World Financial Center
New York, New York 10281-1198

CUSTODIAN AND SHAREHOLDER SERVICING AGENT             SEPTEMBER 30, 1998
State Street Bank and Trust Company
P.O. Box 8500
Boston, Massachusetts 02266-8500

COUNSEL
Brown & Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS                                       [LOGO]
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York  10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

This  Report,  is not to be construed as
an  offering  for the sale of  shares of
Nomura Pacific Basin Fund, Inc., or as a
solicitation of an offer to buy any such
shares,   unless   accompanied   by   an
effective prospectus setting forth both details of the Fund and other material information.

The accompanying  Financial  Statements,
including  the  Schedule of investments,
have not  been  examined by  the  Fund's
independent accountants, Pricewaterhouse-
Coopers, LLP, and accordingly they
express no opinion thereon.               --------------------------------------
                                          --------------------------------------